                                                                EXHIBIT 10.14


                GENERAL RE - NEW ENGLAND ASSET MANAGEMENT, INC.

                        INVESTMENT MANAGEMENT AGREEMENT
                        -------------------------------

  This Agreement is made as of the 22nd day of October, 1998, between

1. GENERAL RE - NEW ENGLAND ASSET MANAGEMENT, INC., a corporation organized under the laws of the State of Delaware ("Manager"); and

2. SCOTTISH ANNUITY & LIFE HOLDINGS, LIMITED, a corporation organized under the laws of the Cayman Islands ("Client").

  WHEREAS, Client desires to appoint Manager as the investment manager of that portion of Client's assets constituting the Account (as defined below);

  NOW THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

SECTION 1. THE ACCOUNT
           -----------

  The cash, securities and other assets placed by Client in the account to be managed under this Agreement (the "Account") are listed on Schedule A. Assets may be added to the Account at any time with the consent of the Manager. The Account will include these assets and any changes in them resulting from transactions directed by Manager, withdrawals made by Client, or dividends, interest, stock splits and other earnings, gains or losses on the assets.

  Assets placed in the Account by Client that are not to be managed by Manager are separately identified on Schedule A ("Unmanaged Assets"). Manager will include these assets in its periodic reports to Client, but will exclude their value from the Account in calculating Manager's fees.

SECTION 2. MANAGEMENT OF THE ACCOUNT
           -------------------------

  Manager will make all investment decisions for the Account, in Manager's sole discretion and without first consulting or notifying Client, in accordance with the investment restrictions and guidelines which are attached as Schedule B (the "Investment Guidelines"). Client may change these Investment Guidelines at any time, but Manager will be bound by the changes only after it has received and agreed to them in writing. Other than by the Investment Guidelines and the terms of this Agreement, the investments made by Manager on behalf of the Client will not be restricted in any manner, except by operation of law.

  Manager will have full power and authority, on behalf of Client, to instruct any brokers, dealers or banks to buy, sell, exchange, convert or otherwise trade in all securities, futures or other investments for the Account.

  Manager will not be responsible for giving Client investment advice or taking any other action with respect to Unmanaged Assets.

  Client appoints Manager as the true and lawful attorney of the Client for and in the name, place and stead of Client, in Manager's unrestricted discretion, to operate and conduct the brokerage accounts of the Client and to do and perform all and every act and thing whatsoever requisite in furtherance of this Agreement, including the execution of all writings related to the purchase or sale, assignments, transfers and ownership of any stocks, bonds, commodities, or other derivatives or securities. Manager is hereby fully authorized to act and rely on the authority vested pursuant to said power of attorney.

SECTION 3. TRANSACTIONS FOR THE ACCOUNT
           ----------------------------

  Manager will arrange for securities transactions for the Account to be executed through those brokers, dealers or banks that Manager believes will provide best execution. In choosing a broker, dealer or bank, Manager will consider the broker, dealer or bank's execution capability, reputation and access to the markets for the securities being traded for the Account. Manager will seek competitive commission rates, but not necessarily the lowest rates available.

  Manager may also send transactions for the Account to brokers who charge higher commissions than other brokers, provided that Manager determines in good faith that the amount of commissions Manager pays is reasonable in relation to the value of the brokerage and research services provided, viewed in terms either of that particular transaction or

Manager's overall responsibilities with respect to all clients whose accounts Manager manages on a discretionary basis.

  If Manager decides to purchase or sell the same securities for Client and other clients at about the same time, Manager may combine Client's order with those of other clients if Manager reasonably believes that it will be able to negotiate better prices or lower commission rates or transaction costs for the combined order than for Client's order alone. Client will pay the average price and transaction costs obtained for such combined orders. If Manager cannot obtain execution of the combined orders at prices or for transaction costs that Manager believes to be desirable, Manager will allocate the securities purchased or sold as part of the combined order by following its order allocation procedures.

  Manager generally will allocate securities purchased or sold as part of a combined order to Client's Account and to accounts of other clients pro rata
                                                                    --- ----
in proportion to the size of the order placed for each client. However, Manager may increase or decrease the amounts of securities allocated to each client if necessary to avoid having odd or small numbers of shares held for the account of any client. Each client that participates in a combined order will receive or pay the average share price for all transactions executed as part of the combined order and will pay its pro rata share of the transaction costs.
                                --- ----

  If Client directs Manager to use particular brokers, dealers or banks to execute transactions for the Account, Manager will do so, but Manager will not seek better execution services or prices for Client from other brokers, dealers or banks, and Client may pay higher prices or transaction costs as a result. Manager also may not be able to seek better execution services for Client by combining Client's orders with those of other clients.

  Client may direct all transactions for the Account to a particular broker, dealer or bank, by writing the name and address of that broker, dealer or bank in the space provided on Schedule A.

SECTION 4. TRANSACTION CONFIRMATIONS
           -------------------------

  Manager will instruct the brokers, dealers or banks who execute transactions for the Account to send Client all transaction confirmations, unless Client chooses not to receive confirmations. If Client does not wish to receive
                                                     ---
individual confirmations, this box should be checked. [ ]

  Client may elect to receive individual confirmations at any time by giving Manager written notice.

SECTION 5. CUSTODY OF ACCOUNT ASSETS
           -------------------------

  The assets in the Account will be held for Client by the custodian named on Schedule A (the "Custodian"). Manager will not have custody of any Account assets. Client will pay all fees of the Custodian.

  Client will authorize the Custodian to follow Manager's instructions to make and accept payments for, and to deliver or to receive, securities, cash or other investments purchased, sold, redeemed, exchanged, pledged or loaned for the Account. Client also will instruct the Custodian to send Client and Manager monthly statements showing the assets in and all transactions for the Account during the month, including any payments of Manager's fees.

  Client will provide Manager with a copy of its agreement with the Custodian, and will give Manager reasonable advance notice of any change of Custodian.

SECTION 6. REPORTS TO CLIENT
           -----------------

  Manager will send Client monthly written reports showing the identity, cost, and current market value of the assets in the Account and each transaction made for the Account during the period covered by the report. The Account's performance will be sent quarterly.

SECTION 7. ACCOUNT VALUATION
           -----------------

  Manager will value the securities in the Account that are listed and traded on a national securities exchange or on NASDAQ on the valuation date at the closing price on the principal market where the securities are traded. Where the market value of any security is not readily available, Client and the Manager will each choose one broker-dealer and the market value will be deemed to be the average of the values determined by the two broker-dealers.

SECTION 8. MANAGER'S FEES
           --------------

  For Manager's services, Client will pay a percentage of the value, as determined under Section 7 of this Agreement, of all assets in the Account (excluding Unmanaged Assets) as of the last trading day of each calendar month. The fees are payable at the end of each calendar quarter for services provided by Manager during the prior three months. The percentage amount of the fees is shown on Schedule A. In any partial quarter, the fees will be reduced pro rata based on the number of days the Account was managed.
        --- ----
                                       4

  Client agrees to pay Manager's fees as follows:

  [_] The Custodian will deduct the fees from Client's Account and pay them to Manager each quarter. Manager will send Client and the Custodian at the same time a bill showing the amount of Manager's fees, the Account value on which they were based and how they were calculated. The Custodian will send Client a monthly statement showing all amounts paid from the Account, including Manager's fees.

  [_] Client will be billed directly by Manager and will pay Manager's fees within 30 days of receiving the bill.

  If Manager invests in securities issued by money market funds or other investment companies for the Account, these securities will be included in the value of the Account when Manager's fees are calculated. These same assets will be subject to additional investment management and other fees that are paid by the investment company but ultimately borne by its shareholders. These additional fees are described in each investment company's prospectus.

SECTION 9. PROXY VOTING
           ------------

  Proxies for securities in the Account should be voted as follows:

  [_] Client directs Manager not to vote proxies for securities held for the
                             ---
      Account.

  [_] Client directs Manager to vote all proxies for securities held for Client's Account in accordance with--

  [_] Manager's own discretion

                                    or

  [_] Client's proxy voting guidelines attached as Schedule C.

  Client will direct Custodian to send promptly all proxies and related shareholder communications to Manager and to identify them as relating to Client's Account. Client understands that Manager will not be able to vote proxies if they are not received on a timely basis from the Custodian as properly identified as relating to Client's Account.

  These proxy voting instructions may be changed at any time by notifying Manager in writing.

SECTION 10. LEGAL PROCEEDINGS
            -----------------

  Manager will not advise or act for Client in any legal proceedings, including bankruptcies or class actions, involving securities held in the Account or issuers of those securities.

SECTION 11. RISK
            ----

  Manager cannot guarantee the future performance of the Account, promise any specific level of performance or promise that its investment decisions, strategies or overall management of the Account will be successful. The investment decisions Manager will make for Client are subject to various market, currency, economic, political and business risks, and will not necessarily be profitable.

SECTION 12. STANDARD OF CARE; LIMITATION OF LIABILITY
            -----------------------------------------

  Except as may otherwise be provided by law, Manager will not be liable to Client for any loss (i) that Client may suffer as a result of Manager's good faith decisions or actions where Manager exercises the degree of care, skill, prudence and diligence that a prudent person acting in a like fiduciary capacity would use; (ii) caused by following Client's instructions; or (iii) caused by the Custodian, any broker, dealer or bank to which Manager directs transactions for the Account or any other person.

  Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and this Agreement does not waive or limit Client's rights under those laws.

  Manager will not be responsible for Client's own compliance with the insurance investment laws of Client's state of domicile or for Client's compliance with applicable tax laws.

  In managing the Account, Manager will not consider any other securities, cash, or other investments or assets Client owns for diversification or other purposes. Manager shall have no responsibility whatsoever for the management of the Unmanaged Assets or any assets of Client other than the Account and shall incur no liability for any loss or damage which may result from the management of such other assets.

SECTION 13.  CLIENT DIRECTIONS
             -----------------

        The names and specimen signatures of each individual who is authorized to give directions to Manager on Client's behalf under this Agreement are set forth on Schedule D. Directions received by Manager from Client must be signed by at least one such person. If Manager receives directions from Client which are not signed by a person that Manager reasonably believes is authorized to do so, Manager shall not be required to comply with such directions until it verifies that the directions are properly authorized by Client.

        Manager shall be fully protected in relying upon any direction signed or given by a person that Manager reasonably believes is authorized to give such directions on Client's behalf. Manager also shall be fully protected when acting upon an instrument, certificate, or paper that Manager reasonably believes to be genuine and to be signed or presented by any such person or persons. Manager shall be under no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of truth and accuracy of statements contained therein.

SECTION 14.  CONFIDENTIALITY
             ---------------

        Except as Client and Manager otherwise agree or as may be required by law, all information concerning the Account and services provided under this Agreement shall be kept confidential.

SECTION 15.  NON-EXCLUSIVE AGREEMENT
             -----------------------

        Manager provides investment advice to other clients and may give them advice or take actions for them, for Manager's own accounts or for accounts of persons related to or employed by Manager, that is different from advice provided to or actions taken for Client.

        Manager is not obligated to buy, sell or recommend for Client's Account any security or other investment that Manager may buy, sell or recommend for other clients or for the account of Manager or its related persons or employees.

        If Manager obtains material, non-public information about a security or its issuer that manager may not lawfully use or disclose, Manager will have no obligation to disclose the information to Client or to use it for Client's benefit.

SECTION 16.  TERM OF AGREEMENT
             -----------------

        Either Client or Manager may cancel this Agreement at any time upon 30 days written notice. This Agreement will remain in effect until terminated. Termination of this Agreement will not affect (i) the validity of any action that Manager or client has previously taken; (ii) the liabilities or obligations of Manager or Client for transactions started before termination; or (iii) Client's obligation to pay Manager's fees through the date of termination. Upon termination, Manager will have no obligation to recommend or take any action with regard to the securities, cash or other assets in the Account.

SECTION 17.  AGREEMENT NOT ASSIGNABLE
             ------------------------

        This Agreement may not be assigned within the meaning of the Investment Advisers Act of 1940 (the "Advisers Act") by Manager without Client's consent.

SECTION 18.  GOVERNING LAW
             -------------

        The internal law of Connecticut will govern this Agreement. However, nothing in this Agreement will be construed contrary to any provision of the Advisers Act or the rules thereunder.

SECTION 19.  MISCELLANEOUS
             -------------

        If any provision of this Agreement is or becomes inconsistent with any applicable law or rule, the provision will be deemed rescinded or modified to the extent necessary to comply with such law or rule. In all other respects, this Agreement will continue in full force and effect. This Agreement contains the entire understanding between Manager and Client and may not be changed except in writing signed by both parties. Failure to insist on strict compliance with this Agreement or with any of its terms or any continued conduct will not be considered a waiver by either party under this Agreement.

SECTION 20.  NOTICES
             -------

        All notices and instructions with respect to the Account or other matters covered by this Agreement may be sent by U.S. mail, overnight courier, or facsimile transmission (with a hard copy sent by U.S. mail) to Client and to Manager at the addresses at the end of this agreement or to another address provided in writing.

SECTION 21.  REPRESENTATIONS OF CLIENT
             -------------------------

        Client represents and warrants to Manager that (a) Client is the beneficial owner of all assets in the Account and that there are no restrictions on transfer or sale of any of those assets; (b) this Agreement has been duly authorized, executed, and delivered by Client and is Client's valid and binding obligation; (c) the names of the individuals who are authorized to act under this Agreement on behalf of Client have been given to Manager in writing; (d) no government authorizations, approvals, consents, or filings not already obtained are required in connection with the execution, delivery, or performance of this Agreement by Client; and (e) Client certifies that it is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting on behalf of any such plan. Client agrees to notify Manager in writing within five (5) days after the occurrence of an event making the above statement no longer accurate.

        Client agrees to indemnify, defend and hold harmless Manager and its officers, directors, agents, employees, shareholders, legal representatives, successors and assigns, from and against any and all claims, actions, suits, damages, costs, liabilities, judgments, losses, charges, costs and expenses, including attorneys' fees, of Manager arising from any failure by Client to accurately disclose its status under this Section or by reason of any defect in Client's authority to appoint Manager under this Agreement.

SECTION 22.  REPRESENTATIONS OF MANAGER
             --------------------------

        Manager represents and warrants that this Agreement has been duly authorized, executed and delivered by Manager and is its valid and binding obligation.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SECTION 23. FORM ADV
            --------

        Client has received and reviewed a copy of Part II of Managers Form ADV and a copy of this Agreement.

AGREED TO AND ACCEPTED BY:

GENERAL RE - NEW ENGLAND                    SCOTTISH ANNUITY & LIFE
ASSET MANAGEMENT, INC.                      HOLDINGS, LIMITED

/s/ Dennis R. Richey                        /s/ Michael C. French
-----------------------                     ----------------------------
By: Dennis R. Richey                        Signature
Its Vice President
                                            Michael C. French
                                            ----------------------------
                                            (Name)

                                            President & CEO
                                            ----------------------------
                                            (Title)

Pond View Corporate Center                  Ugland House, PO Box 10657 APO
76 Batterson Park Road                      113 S. Church St.
Farmington, Connecticut 06032               George Town, Grand Cayman Island
                                            Cayman Islands, BWI
                                            (Principal Address)

                                            NA
                                            ----------------------------
                                            (Taxpayer Identification Number)

                                  SCHEDULE A

I. ACCOUNT ASSETS.
   --------------

      A.  MANAGED ASSETS - Client has deposited the following securities, cash
          --------------
and other assets with the Custodian identified below to be managed under this Agreement.

      B.  UNMANAGED ASSETS - Client also deposited with the Custodian the
          ----------------
following assets which are not to be managed under this Agreement:

________________________________________________________________________________
II. CUSTODY OF ACCOUNT ASSETS. The assets to be managed under this Agreement and
    -------------------------
any Unmanaged Assets will be held by:


_____________________________            Custodial Account Number:______________
(Name)

_____________________________
(Address)

_____________________________

________________________________________________________________________________
III. FEES. Manager's fees for services provided under this Agreement shall be as
     ----
follows: If assets under management are less than $150,000,000, then following fee schedule applies: Annual fee of .20% (20 hundredths of one percent) on the first $50 million; .15% (15 hundredths of one percent) on next $50 million and
 .12% (12 hundredths of one percent) on market value of remaining assets under management. If assets under management are in excess of $150,000,000, the annual fee will be .12% (12 hundredths of one percent) on the market value of assets under management.

________________________________________________________________________________
IV. BROKERAGE DIRECTION. Client directs Manager to cause all transactions for
    -------------------
the Account to be executed through the following broker, dealer or bank:

________________________________________________________________________________

Client has read, understands and accepts the limitations that this direction will place on Manager's ability to seek best execution for the Account. This direction may be changed by Client at any time by notifying Manager in writing.
________________________________________________________________________________
V. NAME OF CLIENT:                              VI. DATE:
SCOTTISH ANNUITY & LIFE HOLDINGS, LIMITED       ________________________________


By:______________________________________

                                                                October 26, 1998

                    SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.

                       Investment Policy and Guidelines

                                      MAP


                      GENERAL RE LOGO
                                  NEW ENGLAND ASSET MANAGEMENT, INC./TM/

           SCOTTISH ANNUITY & LIFE HOLDINGS, LTD. INVESTMENT POLICY


INVESTMENT PHILOSOPHY

Insurance and investment risk are inextricably linked. Consequently, the assumption of risk in either area has significant impact on the company's ability to assume risk in the other. It is imperative, therefore, that the investment policy provide a framework to manage and adjust investment portfolio risk profiles to accommodate present and future corporate insurance risk preferences.

INVESTMENT POLICY

The company will manage its total investments so that at all times there are fixed income securities which are adequate in amount and duration to meet the cash requirements of current operations as well as longer term liabilities. To the extent that there are funds available for investment beyond these requirements, the investment objective for such funds will be to maximize total return within a prudent level of risk, taking into account the potential impact on the volatility of reported earnings and reserves, as well as the importance of maintaining the company's A.M. Best rating.

INVESTMENT OBJECTIVE

Scottish Annuity & Life Holding's assets shall be invested to achieve the following objectives:

 . Meet insurance regulatory requirements with respect to investments under pertinent insurance laws and regulation.

 . Maintain an appropriate level of liquidity to satisfy the cash requirements of current operations and longer term obligations.

 . Adjust investment risk to offset or complement insurance risks based on total corporate risk tolerance.

 . Subject to the foregoing objectives and specific guidelines set forth below, maximize total return on an after-tax basis, taking into account the net operating losses carried forward for Federal income tax purposes.


-------------------------General Re [LOGO]
                                          New England Asset Management, Inc.(TM)

           SCOTTISH ANNUITY & LIFE HOLDINGS, LTD. INVESTMENT POLICY


PORTFOLIO CHARACTERISTICS

 . Target duration will be related to the duration of the company's liabilities.
  Currently neutral duration is 5.0 years. Active management will permit a maximum duration for the portfolio of 6.0 years and a minimum of 3.0 years.
 . Average quality will be "A" or better.
 . Securities lending is allowed with appropriate collateralization.


PERMITTED INVESTMENTS
                         % OF INVESTED ASSETS (1) (6)


                MIN             MAX             NOTES
                ---             ---             -----
Governments      0              100
Agencies         0              100
Corporates       0               60
MBS              0               35              (2)
CMO's            0               15
ABS              0               20
Foreign          0               15              (4) (5)
Equities         0                0


Notes
-----
(1) Aggregate limit of 20% on Private Placements (144A-20%; privates - 10%)
(2) Per Issue limit - agency MBS 5.0%
(3) U.S. and Canadian denominated
(4) Non-dollar denominated - prior approval with exception of assets supporting non-dollar liabilities
(5) Other securities including Schedule BA items, Real Estate and Mortgage Loans need prior approval of Investment Committee
(6) No equity and emerging markets debt allowed


-------------------------General Re [LOGO]
                                          New England Asset Management, Inc.(TM)

           SCOTTISH ANNUITY & LIFE HOLDINGS, LTD. INVESTMENT POLICY


Diversification          Limitation on the amount of securities owned of any
---------------          one issuer (except governments and agencies) is as
                         follows:

                         Rating Agency/
                             NAIC        Limit Per Issuer  Limit By Rating
                         --------------  ----------------  ---------------
                         AAA/1           3% of Assets      None

                         AA/1            2% of Assets      None

                         A/1             1.5% of Assets    None

                         BBB/2           1.5% of Assets    20% of Assets

                         BB               .5% of Assets    5.0% of Assets

                         B                .3% of Assets    5.0% of Assets


Performance Benchmark    Lehman Aggregate Bond Index

                         (1) Investments carried at market value.
                         (2) Investments carried at amortized cost.


------------------------ GENERAL RE [LOGO] NEW ENGLAND ASSET MANAGEMENT,
INC.(TM)

                                  SCHEDULE B

--------------------------------------------------------------------------------

INVESTMENT GUIDELINES:  The investment guidelines to be followed by Manager in
---------------------
managing Client's Account are set forth below:















--------------------------------------------------------------------------------
NAME OF CLIENT:                                 DATE:
SCOTTISH ANNUITY & LIFE HOLDINGS, LIMITED


By:_________________________                    By:  _________________________
--------------------------------------------------------------------------------

                                  SCHEDULE C

PROXY VOTING GUIDELINES: The proxy voting guidelines to be followed by Manager
-----------------------
in voting securites held in the Account are set forth below:



(If none, check here [ ].)




NAME OF CLIENT:                                         DATE:
SCOTTISH ANNUITY & LIFE HOLDINGS, LIMITED


By:
   -------------------------                            ------------------

                                  SCHEDULE D

                            SECRETARY'S CERTIFICATE
                            -----------------------

        I, _________________________________, the Secretary of SCOTTISH ANNUITY
& LIFE HOLDINGS, LIMITED (the "Corporation"), a Corporation organized and existing under the laws of the Cayman Islands, hereby certify that each of the following officers of the Corporation, acting singly, is authorized in the name and on behalf of the Corporation, to give instructions to General Re-New England Asset Management, Inc. ("Manager") with respect to any and all matters, including investment and reinvestment of securities, pertaining to the Investment Management Agreement between the Corporation and Manager, and to execute and deliver any and all documents and to take any and all other action to carry out the purposes of said Investment Management Agreement. I further certify that the specimen signature set forth next to the names of such officers, is the true and genuine signature of such persons.

   Name of Officer                  Title                      Signature

______________________        _____________________        ___________________

______________________        _____________________        ___________________

______________________        _____________________        ___________________

        This Certificate shall be in effect from the date hereof until written notice is given on behalf of the Corporation to terminate or revise it.

        IN WITNESS WHEREOF, I set my hand and seal of the Corporation.


                              _____________________        ___________________
(Corporate Seal)                  Secretary                         Date